Exhibit 10.1

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of February 3, 2017, is by and among Community Bank System, Inc., a Delaware corporation (the “Company”), and the entities and individuals designated on Schedule 1 hereto (each of which is herein referred to as an “Investor,” and together, the “Investors”).

In consideration of the mutual covenants and agreements herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Article I.
DEFINITIONS

Section 1.1           Definitions. The following capitalized terms used herein have the following meanings:

“Agreement” means this Registration Rights Agreement, as amended, restated, supplemented or otherwise modified from time to time.

“Allowable Blackout Period” has the meaning set forth in Section 3.4 hereof.

“Automatic Shelf Registration Statement” means a registration statement on Form S-3 that has the meaning given to that term in Rule 462(e).

“Average Price” means the volume-weighted average price of the Common Stock on the New York Stock Exchange for the twenty (20) day trading period ending on and including the trading day immediately preceding the Event Date.

“Blackout Period” has the meaning set forth in Section 3.4 hereof.

“Board” means the board of directors of the Company.

“Business Day” means any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

“Commission” means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act or the Exchange Act.

“Common Shares” means the shares of Common Stock issued to Investors pursuant to the Merger Agreement.

“Common Stock” means the $1.00 par value per share common stock of the Company.

“Company” has the meaning assigned to it in the introductory paragraph of this Agreement.

“Contractual Securities” means collectively, (i) securities of the Company which are subject to an Existing Contract and (ii) Registrable Securities.

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“Contractual Securityholders” means all Persons that hold Contractual Securities.

“Default Trading Period” means the days on which the Common Stock is traded on the New York Stock Exchange during (i) in the case of the first Payment Date following an Event, the period commencing on the first trading day after the related Event Date and ending on the earlier of (x) the date on which the Event giving rise to such Event Date has been cured and (y) the trading day immediately preceding such Payment Date and (ii) in the case of any subsequent Payment Date, the period commencing on the immediately preceding Payment Date and ending on the earlier of (x) the date on which the Event has been cured and (y) the trading day immediately preceding such Payment Date.

“Effectiveness Period” has the meaning set forth in Section 3.2 hereof.

“Effective Time” has the meaning set forth in the Merger Agreement.

“Event” has the meaning set forth in Section 2.2 hereof.

“Event Date” has the meaning set forth in Section 2.2 hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Existing Contract” means any contract to which the Company is a party and in effect as of the date hereof, under which the Company may be required to register securities on the Registration Statement.

“Filing Deadline” has the meaning set forth in Section 2.1 hereof.

“Form S-3” means the registration statement on Form S-3 promulgated by the Commission under the Securities Act, as such form may be amended from time to time, or any similar registration form hereafter adopted by the Commission as a replacement thereto.

“Governmental Authority” means any federal, state, local or foreign government, executive official thereof, governmental or regulatory authority, agency or commission, including courts of competent jurisdiction, domestic or foreign.

“Indemnified Party” has the meaning set forth in Section 4.3 hereof.

“Indemnifying Party” has the meaning set forth in Section 4.3 hereof.

“Investors” has the meaning assigned to it in the introductory paragraph of this Agreement.

“Investor Representative” means, with respect to any Registrable Securityholder, such representative or representatives, if any, set forth on Schedule 1 hereto under the heading “Investor Representative” or as may be designated as such in the future by one or more of the Registrable Securityholders from time to time.

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“Merger Agreement” means the Agreement and Plan of Merger, dated as of December 2, 2016, by and among the Company, Cohiba Merger Sub, LLC, Northeast Retirement Services, Inc., and the Stockholders’ Representative (as defined therein).

“Payment Date” has the meaning set forth in Section 2.2 hereof.

“Person” means an individual, a partnership (general or limited), a corporation, a limited liability company, an association, a joint stock company, Governmental Authority, a business or other trust, a joint venture, any other business entity or an unincorporated organization.

“Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” means all Common Shares, including any shares of Common Stock issued or issuable in respect of a stock split, distribution, anti-dilution adjustment or otherwise with respect to such Common Shares. Such securities shall cease to be Registrable Securities upon the earlier of the dates that: (a) such Common Shares are Transferred in accordance with the Registration Statement with respect to the sale of such Common Shares that is effective under the Securities Act; (b) such Common Shares are otherwise Transferred, new certificates for them not bearing a legend restricting further Transfer shall have been delivered by the Company and subsequent public distribution of them shall not require Registration under the Securities Act; (c) such Common Shares no longer are outstanding; or (d) such Common Shares are saleable under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 (including under Rule 144(c)(1) and Rule 144(i)(2)) and not subject to the volume restriction therein; provided, however, that if any of the Common Shares cease to be Registrable Securities by virtue of clause (d) above and Rule 144 subsequently becomes unavailable to permit the resale thereof, such shares shall once again be considered Registrable Securities.

“Registrable Securityholders” means, for so long as any such Person holds Registrable Securities, collectively, (i) the Investors, and (ii) any Person who or which has acquired Registrable Securities and who has complied with Section 7.8 hereof.

“Registrable Securityholder Indemnified Party” has the meaning set forth in Section 4.1 hereof.

“Registration Statement” has the meaning set forth in Section 2.1 hereof; provided, that such meaning shall include any such registration statement that has previously become effective under the Securities Act and relates to the resale of the Registrable Securities.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

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“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

“Rule 462(e)” means Rule 462(e) promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

“Section 4.8 Period” has the meaning set forth in Section 2.2 hereof.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Suspension Notice” has the meaning set forth in Section 3.4 hereof.

“Transfer” means to (a) directly or indirectly offer, sell, contract to sell, exchange, pledge or otherwise dispose of any Common Stock or other equity securities of the Company, (b) enter into any transaction which is designed to, or would reasonably be expected to, result in the disposition, whether by actual disposition or effective economic disposition due to cash settlement or otherwise, of Common Stock or other equity securities of the Company (including the filing or participation in the filing of a Registration Statement with the Commission), or (c) establish or increase a put equivalent position or liquidate or decrease a call equivalent position relating to Common Stock or other equity securities of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder. “Transferred” and “Transferee” each have a correlative meaning.

“WKSI” means a registrant that is a well-known seasoned issuer as defined in Rule 405 under the Securities Act at the most recent eligibility determination date specified in paragraph (2) of that definition.

Article II.
SHELF REGISTRATION RIGHTS

Section 2.1           Effectiveness; Automatic Shelf Registration Statement. This Agreement shall become effective as of the Effective Time. On the day on which the Effective Time occurs, the Company shall cause to be filed an Automatic Shelf Registration Statement relating to the resale of the Registrable Securities by the Registrable Securityholders on a continuous basis pursuant to Rule 415 under the Securities Act (the “Registration Statement”). Any subsequently filed Registration Statement shall be an Automatic Shelf Registration Statement, provided that at the time such Registration Statement is filed, the Company is a WKSI. No Registrable Securityholder shall be named as an “underwriter” in any Registration Statement without such Registrable Securityholder’s prior written consent.

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Section 2.2           Event; Liquidated Damages. If: (i) after the Effective Time, (A) a Registration Statement ceases for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), to remain continuously effective as to all Registrable Securities for which it is required to be effective or (B) the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities (in the case of (A) and (B), other than during an Allowable Blackout Period), (ii) a Blackout Period exceeds the length or number, in each case individually or in the aggregate, of an Allowable Blackout Period, or (iii) during the period beginning on the six-month anniversary of the Effective Time and ending as of the expiration of the Effectiveness Period, and only in the event a Registration Statement is not available to sell all Registrable Securities, the Company fails to file with the Commission any required reports under Section 13 or 15(d) of the Exchange Act such that the Company is not in compliance with Rule 144(c)(1) or Rule 144(i)(2) as a result of which the Registrable Securityholders who are not affiliates are unable to sell Registrable Securities without restriction under Rule 144 (or any successor thereto) (any such failure or breach in clauses (i) through (iii) above being referred to as an “Event,” and, for purposes of clauses (i) or (iii), the date on which such Event occurs and for purposes of clause (ii) the date on which such Allowable Blackout Period is exceeded, being referred to as an “Event Date”), then in addition to any other rights the Registrable Securityholders may have hereunder or under applicable law, on each monthly anniversary of each such Event Date ending with the monthly anniversary immediately following the cure of the applicable Event (or if any such monthly anniversary is not a Business Day, then on the next Business Day) (each such monthly anniversary (or following Business Day), a “Payment Date”), the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty:

(x)          In the event that during the entirety of the applicable Default Trading Period, the 100 trading day period specified in Section 4.8 of the Merger Agreement remains in effect (such 100 trading day period, the “Section 4.8 Period”), an amount equal to: (A) 1.0% of the Average Price multiplied by (B) the number of Registrable Securities that both (I) were held by such Registrable Securityholder on the applicable Event Date and (II) would have been permitted to be sold during the applicable Default Trading Period in accordance with the trading limitation in Section 4.8 of the Merger Agreement (disregarding any right of a Registrable Securityholder to reallocate its pro rata portion of the aggregate trading limit to another Registrable Securityholder on any given trading day);

(y)          In the event that the Section 4.8 Period has expired prior to commencement of the applicable Default Trading Period, an amount equal to: (A) 1.0% of the Average Price multiplied by (B) the number of Registrable Securities that were held by such Registrable Securityholder on the applicable Event Date; provided, however, that if the applicable Event is cured prior to the latest possible end date of such Default Trading Period, the liquidated damages calculated under this clause (y) shall be prorated based upon the actual number of trading days in the Default Trading Period relative to the maximum number of trading days that could have occurred in such Default Trading Period if the Event had not been cured; and

(z)          In the event that the Section 4.8 Period expires during the applicable Default Trading Period, an amount equal to the sum of:

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(1)         (A) 1.0% of the Average Price multiplied by (B) the number of Registrable Securities that both (I) were held by such Registrable Securityholder on the applicable Event Date and (II) would have been permitted to be sold during the portion of the Default Trading Period during which the Section 4.8 Period is continuing in accordance with the trading limitation in Section 4.8 of the Merger Agreement (disregarding any right of a Registrable Securityholder to reallocate its pro rata portion of the aggregate trading limit to another Registrable Securityholder on any given trading day); and

(2)         (A) 1.0% of the Average Price, multiplied by (B) the number of Registrable Securities that were held by such Registrable Securityholder on the applicable Event Date, multiplied by (C) a fraction, the numerator of which is the actual number of trading days in the Default Trading Period following the expiration of the Section 4.8 Period and the denominator of which is the maximum number of total trading days that could have occurred in the Default Trading Period disregarding any earlier cure of the applicable Event.

The parties agree that notwithstanding anything to the contrary herein, no liquidated damages shall be payable (i) with respect to any period during which the Registrable Securities may be sold by non-affiliates without volume or manner of sale restrictions under Rule 144 and the Company was in compliance with the current public information requirements under Rule 144 (including under Rule 144(c)(1) and Rule 144(i)(2)), as determined by counsel to the Company (which may be in-house counsel) pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent and (ii) with respect to any period after the expiration of the Effectiveness Period, and in no event shall the aggregate amount of liquidated damages payable to a Registrable Securityholder exceed, in the aggregate, twelve percent (12%) of the Average Price multiplied by the number of Registrable Securities held by such Registrable Securityholder as of the Event Date. If the Company fails to pay any liquidated damages pursuant to this Section 2.2 in full within five (5) Business Days after the date payable, the Company will pay interest thereon at a rate of 1.0% per month (or such lesser maximum amount that is permitted to be paid by applicable law) to the Registrable Securityholder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.

Article III.
REGISTRATION PROCEDURES

Section 3.1           Copies. If, after the Effective Time, the Company intends to file any amendment or supplement to the Registration Statement or related prospectus, the Company shall, at least three (3) Business Days prior to such filing, furnish without charge to each Registrable Securityholder, and, if requested in writing by any Registrable Securityholder, such holders’ legal counsel, copies of each such amendment and supplement to the Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein). Each Registrable Securityholder shall have the opportunity to review and comment on any such amendment or supplement. The Company shall make available to the Registrable Securityholders each letter written by or on behalf of the Company to the Commission or the staff of the Commission (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), and each item of correspondence from the Commission or the staff of the Commission (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), in each case relating to the Registration Statement.

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Section 3.2           Effectiveness Period. After the Registration Statement has become effective, and subject to any Blackout Periods, the Company shall use its reasonable best efforts to keep such Registration Statement effective until the earlier of (i) the date that all Registrable Securities covered by such Registration Statement may be sold without volume or manner of sale restrictions under Rule 144, without the requirement for the Company to be in compliance with the current public information requirements under Rule 144 (including under Rule 144(c)(1) and Rule 144(i)(2)), as determined by counsel to the Company (which may be in-house counsel), or (ii) such time as all Registrable Securities covered by the Registration Statement have been publicly sold either pursuant to the Registration Statement in accordance with the plan of distribution set forth therein or pursuant to Rule 144 (the “Effectiveness Period”). The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and in compliance with the provisions of the Securities Act for the Effectiveness Period.

Section 3.3            Notification. After the filing of the Registration Statement and any amendment or supplement thereto, the Company shall promptly notify the Registrable Securityholders of such filing, and shall further notify the Registrable Securityholders promptly and confirm such advice in writing in all events within one (1) Business Day of the occurrence of any of the following: (i) when any post-effective amendment to the Registration Statement becomes effective; (ii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all commercially reasonable actions required to prevent the entry of such stop order or to remove it if entered); and (iii) any request by the Commission for (x) any amendment or supplement to the Registration Statement or any prospectus relating thereto or (y) a Suspension Notice.

Section 3.4           Blackout Periods. Upon the happening of any event as a result of which (i) the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading or (ii) the Company files a post-effective amendment to the Registration Statement that is not an Automatic Shelf Registration Statement, the Company shall promptly notify the Registrable Securityholders (such notice, a “Suspension Notice”) and each Registrable Securityholder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement until such Registrable Securityholder is advised in writing by the Company that the use of the prospectus may be resumed (or the post-effective amendment has been declared effective, as applicable) and is furnished with a supplemented or amended prospectus (a “Blackout Period”); provided, however, that such postponement of sales of Registrable Securities by the Registrable Securityholders shall not exceed fifteen (15) days in the aggregate in any three-month period. A Blackout Period that does not violate any of the restrictions on Blackout Periods set forth herein is referred to in this Agreement as an “Allowable Blackout Period.” In no event shall any such notice under this Section 3.4 contain any information which would constitute material, non-public information regarding the Company, any of its subsidiaries or the Common Stock.

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Section 3.5           Securities Laws Compliance. The Company shall use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions (domestic or foreign) as the Registrable Securityholders included in the Registration Statement may reasonably request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other Governmental Authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Registrable Securityholders to consummate, and the Company shall not knowingly take any action that would otherwise restrict, the disposition of the Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or subject itself to taxation in any such jurisdiction. The Company represents and warrants that no Registration Statement (including any amendments or supplements thereto and Prospectuses contained therein) shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading (except that the Company makes no representation or warranty with respect to information furnished to the Company by or on behalf of a Registrable Securityholder, any other security holder or any underwriters specifically for use therein).

Section 3.6           Earnings Statement. The Company shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its stockholders, not later than March 31 of the calendar year following the effectiveness of any Registration Statement (provided, that if the Registration Statement is declared effective prior to March 31, 2017, such obligation shall relate to March 31, 2017) an earnings statement covering a period of twelve (12) months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

Section 3.7           Confidentiality. The Company will hold in confidence and will not make any disclosure of non-public information concerning any Registrable Securityholder unless (i) disclosure of such information is reasonably necessary to comply with federal or state securities laws, rules, statutes or regulations, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in the Registration Statement or other public filing by the Company, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or Governmental Authority of competent jurisdiction or is otherwise required by applicable law or legal process, or (iv) such Registrable Securityholder consents to the form and content of any such disclosure.

Section 3.8           Free Writing Prospectuses. Each of the Registrable Securityholders shall not, and shall not permit any officer, manager, broker or any other person acting on behalf of such Registrable Securityholder to use any free writing prospectus (as defined in Rule 405 under the Securities Act) in connection with the Registration Statement, without the prior written consent of the Company.

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Section 3.9           Obligation to Suspend Distribution. Upon receipt of any Suspension Notice from the Company, each Registrable Securityholder shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement for a reasonable period of time as set forth in Section 3.4 until such Registrable Securityholder receives notice that the supplemented or amended prospectus has been filed and, if so directed by the Company, each Registrable Securityholder will deliver to the Company all copies, other than permanent file copies then in such holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

Section 3.10         Registration Expenses. The Company shall bear all costs and expenses incurred in connection with the Registration Statement, and all expenses incurred in performing or complying with its other obligations under this Agreement, including, without limitation: (i) all registration, qualification and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses (including expenses of printing stock certificates and prospectuses); (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities, if any; (vi) Financial Industry Regulatory Authority fees; (vii) the fees and expenses of any special experts retained by the Company in connection with such Registration; (viii) transfer agent’s and registrar’s fees; (ix) cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto; (x) messenger, word processing, duplicating, telephone and delivery expenses incurred by the Company; and (xi) Securities Act liability insurance, if the Company purchases such insurance. The Company shall have no obligation to pay any selling commissions attributable to the Registrable Securities being sold by the holders thereof, which selling commissions shall be borne by such holders.

Section 3.11         Information. Each of the Registrable Securityholders shall provide such information as may reasonably be requested (based on the advice of counsel) by the Company, in connection with the preparation of any Registration Statement filed after the Effective Time, including amendments and supplements thereto. At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement filed after the Effective Time, the Company shall notify each Registrable Securityholder of the information the Company requires from such holder if such holder elects to have any of its Registrable Securities included in the Registration Statement. The Company’s obligations under Article II hereof to file the Registration Statement and use its commercially reasonable efforts to have the Registration Statement declared effective and to maintain the effectiveness of the Registration Statement for the Effectiveness Period, with respect to each Registrable Securityholder, are conditioned on the receipt of such information, and to the extent any Registrable Securityholder has failed to provide the Company with such information, the Company's obligations with respect to such Registrable Securityholder (but not with respect to any other Registrable Securityholder) will be suspended (but not otherwise diminished) until such requested information has been provided to the Company.

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Section 3.12         Required Underwriter. If any Registrable Securityholder is required under applicable securities laws to be described in the Registration Statement as an underwriter, at the reasonable request of such Registrable Securityholder, the Company shall use its reasonable efforts to (i) make available for inspection by the Registrable Securityholders and any attorney, accountant or other professional retained by any Registrable Securityholder, all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any of them in connection with the Registration Statement, subject to prior receipt by the Company of any confidentiality agreements as the Company may reasonably request from the Registrable Securityholders and any attorney, accountant or other professional retained by any of the Registrable Securityholders, as applicable, and (ii) furnish to such Registrable Securityholder, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as such Registrable Securityholder may reasonably request (A) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering of securities such as the Common Shares, addressed to such Registrable Securityholder, and (B) an opinion, dated such date, of counsel representing the Company, including in-house counsel to the Company (as to matters typically opined on by in-house counsel), for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering of securities such as the Common Shares, addressed to such Registrable Securityholder.

Article IV.
INDEMNIFICATION AND CONTRIBUTION

Section 4.1           Indemnification by the Company. The Company agrees to indemnify and hold harmless to the fullest extent permitted by law each Registrable Securityholder, each of such Registrable Securityholder’s respective officers, employees, affiliates, directors, partners, members, attorneys and agents, and each person, if any, who controls a Registrable Securityholder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, a “Registrable Securityholder Indemnified Party”), from and against any expenses, losses, judgments, claims, damages, liabilities or actions, whether joint or several, arising out of or based upon any untrue statement or allegedly untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arising out of or based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the Exchange Act or other applicable federal, state, “blue sky” or common law or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with the Registration Statement. The Company shall promptly reimburse the Registrable Securityholder Indemnified Party for any legal and any other expenses reasonably incurred by such Registrable Securityholder Indemnified Party in connection with investigating and defending any such expense, loss, judgment, claim, damage, liability or action; provided, however, that the Company will not be liable to any Registrable Securityholder Indemnified Party in any such case to the extent that any such expense, loss, judgment, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or allegedly untrue statement or omission or alleged omission made in the Registration Statement, any preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by such Registrable Securityholder Indemnified Party expressly for use therein or (ii) the use by such Person of any prospectus in violation of any stop order or other suspension of the Registration Statement of which the Company made such Person aware.

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Section 4.2           Indemnification by the Registrable Securityholders. Each selling Registrable Securityholder hereby agrees to indemnify and hold harmless the Company, each of its directors and officers, and each other selling holder and each other person, if any, who controls another selling holder within the meaning of the Securities Act, against any losses, judgments, claims, damages, liabilities or actions, whether joint or several, insofar as such losses, judgments, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such selling holder expressly for use therein, and shall reimburse the Company, its directors and officers, and each other selling holder or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, judgment, claim, damage, liability or action. Notwithstanding anything to the contrary contained herein, each selling holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling holder upon the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation.

Section 4.3           Conduct of Indemnification Proceedings. Promptly after receipt by any Person of any notice of any loss, judgment, claim, damage, liability or action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such Person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other Person for indemnification hereunder, notify such other Person (the “Indemnifying Party”) in writing of the loss, judgment, claim, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written opinion of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. No Indemnified Party shall, without the prior written consent of the Indemnifying Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding for which it is seeking indemnity hereunder.

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Section 4.4           Contribution.

(a)          If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, judgment, claim, damage, liability or action referred to herein, then the Company and each Registrable Securityholder whose Registrable Securities are included in the Registration Statement (including, for this purpose, any contribution made by or on behalf of such Registrable Securityholder), shall contribute to the loss, judgment, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Company and the Registrable Securityholders in connection with the actions or omissions which resulted in such loss, judgment, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Registrable Securityholder and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(b)          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined on a pro rata basis or by any other method of allocation which does not take account of the equitable considerations referred to in Section 4.4(a).

(c)          The amount paid or payable by an Indemnified Party as a result of any loss, judgment, claim, damage, liability or action referred to in Section 4.4(a) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4(c), no Registrable Securityholder shall be required to contribute, in the aggregate, any amount in excess of the dollar amount by which the net proceeds actually received by such holder from the sale of Registrable Securities that gave rise to such contribution obligation exceeds the amount of any damages that such Registrable Securityholder has otherwise been required to pay under Section 4.2 by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. This Section 4.4 is intended to supersede any right to contribution under the Securities Act, the Exchange Act or otherwise.

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Article V.
RULE 144 REPORTING

Section 5.1           Rule 144. The Company covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the Registrable Securityholders may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without Registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. The foregoing shall in no way reduce the rights of Registrable Securityholders hereunder. The Company agrees at its cost and expense to use its reasonable best efforts to: (i) make and keep available current public information about the Company in compliance with Rule 144(c)(1) and Rule 144(i)(2) under the Securities Act; (ii) file with the Commission in a timely manner all reports and other documents the Company may be required to file under the Exchange Act; and (iii) furnish to each Registrable Securityholder, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of the Exchange Act.

Article VI.
TERMINATION; MERGERS AND RECAPITALIZATIONS

Section 6.1           Termination. This Agreement shall terminate with respect to any Registrable Securityholder (but not with respect to any other Registrable Securityholder) on the date on which such Registrable Securityholder no longer owns any Registrable Securities. This Agreement will terminate on the date on which there are no Registrable Securities outstanding. Notwithstanding the foregoing, (i) the provisions of Section 2.2 (with respect to any accrued obligation to pay liquidated damages thereunder, as well as any interest thereon) and Article IV shall survive any termination of this Agreement and (ii) to the extent any shares of Common Stock that have ceased to be Registrable Securities once again become Registrable Securities in accordance with the proviso at the end of the definition of “Registrable Securities,” then this Agreement shall be revived and once again effective.

Section 6.2           Mergers and Recapitalizations.

(a)          The Company shall not, directly or indirectly, effect a change of control or reorganization event of the Company in which the Company shall not be the surviving entity unless the proposed surviving entity shall, prior to effecting a change of control or reorganization event of the Company, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to “Registrable Securities” shall be deemed to be references to the securities that the Registrable Securityholders would be entitled to receive in exchange for Registrable Securities under the terms of any such agreement to effect a change of control or reorganization event of the Company; provided, however, that the provisions of this Section 6.2 shall not apply in the event of any merger, consolidation, or reorganization in which the Company is not the surviving corporation if all the Registrable Securityholders are entitled to receive in exchange for their Registrable Securities consideration consisting solely of (A) cash, (B) securities of the acquiring corporation that may be immediately sold to the public without registration under the Securities Act, or (C) a combination of the consideration described in both clauses (A) and (B).

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(b)          If, and as often as, there is any change in the Common Stock by way of a stock split, combination, stock dividend, reclassification, or the like, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby to the Registrable Securityholders with respect to the Registrable Securities shall not be diminished or adversely affected.

Article VII.
MISCELLANEOUS

Section 7.1           Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement and the rights, duties and obligations of the parties hereunder may be freely assigned or delegated by such parties in conjunction with and to the extent of any Transfer of Registrable Securities by any Registrable Securityholder, subject to Section 7.8. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and their respective successors and their transferees. This Agreement is not intended to confer any rights or benefits on any Persons that are not party hereto, other than (i) permitted successors and assigns and (ii) Indemnified Parties.

Section 7.2           Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered by hand, by facsimile or electronic transmission, by email, by registered or certified mail, postage pre-paid, or by courier or overnight carrier, to the Persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered, provided that any delivery by facsimile, electronic transmission or email is confirmed by courier or overnight carrier:

To the Company:

Community Bank System, Inc.

5790 Widewaters Parkway

DeWitt, New York 13214

Fax: (315) 445-7347

Email: Joe.Getman@communitybankna.com

Attention: General Counsel

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Copy to Counsel (which shall not constitute notice):

Cadwalader, Wickersham & Taft LLP

200 Liberty Street

New York, New York 10281

Fax: (212) 504-6666

Email: Andrew.Alin@cwt.com

Attention: Andrew P. Alin

To a Registrable Securityholder:

To the person or department listed in the address of such Registrable Securityholder set forth under such Registrable Securityholder’s name on Schedule 1 hereto (or the address of such Registrable Securityholder or designee as such Registrable Securityholder shall designate in writing from time to time), with a copy to (which shall not constitute notice) the address listed under the address of such Registrable Securityholder on Schedule 1 hereto, as applicable.

Section 7.3           Investor Representative. If any Registrable Securityholder has designated an Investor Representative, such Investor Representative shall be entitled to exercise any of the rights hereunder of such Registrable Securityholder, including the making of any request or demand hereunder (or responding to any demand or request made by the Company) on behalf of such Registrable Securityholder and the Registrable Securityholder shall be bound by any such action (or inaction) taken (or failed to be taken) on its behalf.

Section 7.4           Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

Section 7.5           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile or electronic transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile or electronic transmission shall be deemed to be their original signatures for all purposes.

Section 7.6           Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written.

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Section 7.7           Modifications and Amendments. This Agreement can be modified or amended only with the prior written consent of the Company and the Registrable Securityholders holding a majority of the Registrable Securities then outstanding.

Section 7.8           Joinder. Prior to any Transfer to any transferee, such transferee must become bound to this Agreement and all of the rights, duties and obligations set forth herein by executing a joinder to this Agreement in a form reasonably satisfactory to the Company.

Section 7.9           Titles and Headings. Titles and headings of articles and sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

Section 7.10         Remedies Cumulative. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the parties to this Agreement may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

Section 7.11         Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to any applicable conflicts of law principles that would result in the application of the laws of another jurisdiction.

Section 7.12         Waiver of Trial by Jury. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THAT ANY PARTY MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY PROCEEDING, LITIGATION OR COUNTERCLAIM BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. IF THE SUBJECT MATTER OF ANY LAWSUIT IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY TO THIS AGREEMENT SHALL PRESENT AS A NONCOMPULSORY COUNTERCLAIM IN ANY SUCH LAWSUIT ANY CLAIM BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. FURTHERMORE, NO PARTY TO THIS AGREEMENT SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL CANNOT BE WAIVED.

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Section 7.13         Exclusive Jurisdiction. Each of the parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, if under applicable law, exclusive jurisdiction over such matters is vested in the Federal courts, any Federal court located in the State of Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (a) agrees not to commence any such action or proceeding except in such courts, (b) agrees that any claim in respect of any such action or proceeding may be heard and determined in such Court of Chancery or, to the extent required by law, in such Federal court, (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such court, and (d) waives, to the fullest extent permitted by law, (x) any claim that such party is not personally subject to the jurisdiction of any such court, (y) any claim that such party and such party’s property is immune from any legal process issued by any such court and (z) the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party irrevocably consents to service of process in the manner provided for notices in Section 7.2. Nothing in this Agreement will affect the right of any party to serve process in any other manner permitted by law.

Section 7.14         Construction. The headings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any provision of this Agreement. This Agreement shall be deemed to have been drafted by both the Company and the Registrable Securityholders and shall not be construed against either party as the principal draftsperson hereof. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder and any applicable common law, unless the context requires otherwise. The word “including” shall mean including, without limitation, and is used in an illustrative sense rather than a limiting sense. Terms used with initial capital letters will have the meanings specified applicable to singular and plural forms for all purposes of this Agreement. Reference to any gender will be deemed to include all genders and neutral form.

Section 7.15         No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Contractual Securityholders) may include securities of the Company in a Registration Statement hereunder other than the Contractual Securities.

[Remainder of page intentionally left blank; signature page follows.]

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IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed on its behalf as of the day and year first above written.

THE COMPANY:

COMMUNITY BANK SYSTEM, INC.

By:	/s/ Mark Tryniski
	Name:	Mark Tryniski
	Title:	President and Chief Executive Officer

INVESTOR:

EASTHAMPTON SAVINGS BANK

By:	/s/ Matthew S. Sosik
	Name:	Matthew S. Sosik
	Title:	President and Chief Executive Officer

INVESTOR:

CEDRIC CORPORATION
By:	/s/ Stephen P. Costello
	Name:	Stephen P. Costello
	Title:	President

INVESTOR:

1851 CORPORATION
subsidiary of Baycoast Bank

By:	/s/ James F. Wallace
	Name:	James F. Wallace
	Title:	Treasurer

INVESTOR:

BOLT INC.

By:	/s/ Walter J. Dwyer
	Name:	Walter J. Dwyer
	Title:	President

Signature Page to Registration Rights Agreement

INVESTOR:

1196 CORPORATION

By:	/s/ William Parent
	Name:	William Parent
	Title:	President & Chief Executive Officer

INVESTOR:

By:	/s/ Kenneth G.Y. Grant
	Name:	Kenneth G.Y. Grant

INVESTOR:

MARLBORO-HUDSTON, INC.

By:	/s/ Richard K. Bennett
	Name:	Richard K. Bennett
	Title:	President & Chief Executive Officer

INVESTOR:

MIDDLESEX SAVINGS BANK

By:	/s/ Brian D. Stewart
	Name:	Brian D. Stewart
	Title:	EVP & Chief Financial Officer

INVESTOR:

AVIDIA BANK

By:	/s/ Mark R. O’Connell
	Name:	Mark R. O’Connell
	Title:	President & Chief Executive Officer

INVESTOR:

PEOPLE’S UNITED FINANCIAL, INC.

By:	/s/ Michael J. Ciborowski
	Name:	Michael J. Ciborowski
	Title:	Senior Vice President, Treasurer

Signature Page to Registration Rights Agreement

INVESTOR:

WATERTOWN SAVINGS BANK

By:	/s/ Ronald D. Dean
	Name:	Ronald D. Dean
	Title:	Chief Executive Officer

INVESTOR:

By:	/s/ Thomas Forese Jr.
	Name:	Thomas Forese Jr.

INVESTOR:

FLORENCE SAVINGS EAGLES INC.
FLORENCE BANK

By:	/s/ Kevin R. Day
	Name:	Kevin R. Day
	Title:	Treasurer

INVESTOR:

EASTERN BANK

By:	/s/ Richard E. Holbrook
	Name:	Richard E. Holbrook
	Title:	Chairman & Chief Executive Officer

INVESTOR:

BERKSHIRE BANK

By:	/s/ Michael Daly
	Name:	Michael Daly
	Title:	Chief Executive Officer

INVESTOR:

WSB DEVELOPMENT
COUNTRY BANK FOR SAVINGS

By:	/s/ Paul F. Scully
	Name:	Paul F. Scully
	Title:	President & Chief Executive Officer

Signature Page to Registration Rights Agreement

INVESTOR:

BROOKLINE SECURITIES CORP.

By:	/s/ Carl M. Carlson
	Name:	Carl M. Carlson
	Title:	President

INVESTOR:

BSSB CORP.

By:	/s/ Peter B. Alden
	Name:	Peter B. Alden
	Title:	President

INVESTOR:

TNOP, INC.

By:	/s/ Thomas W. Senecal
	Name:	Thomas W. Senecal
	Title:	President

INVESTOR:

MERRIMAC INDUSTRIES, INC.

By:	/s/ David E. Wallace
	Name:	David E. Wallace
	Title:	President & Chief Executive Officer

INVESTOR:

By:	/s/ Christopher Hulse
	Name:	Christopher Hulse

INVESTOR:

POLO ENTERPRISES, INC.

By:	/s/ Peter G. Brown
	Name:	Peter G. Brown
	Title:	President

Signature Page to Registration Rights Agreement

INVESTOR:

REAL PROPERTY SERVICES, INC.

By:	/s/ Richard E. Holbrook
	Name:	Richard E. Holbrook
	Title:	Chairman & Chief Executive Officer

Signature Page to Registration Rights Agreement

Schedule 1

Investors

Investor	Address for Notice under Section 7.2	Investor Representative

1196 Corporation	Blue Hills Bank, 1196 River Street, Hyde Park, MA 02136	William Parent

1851 Corp.	BayCoast Bank, P.O. Box 1311, Fall River, MA 02721	Nicholas M. Christ

Avidia Bank	42 Main Street, Hudson, MA 01749	Mark O’Connell

Berkshire Bank	24 North Street, Pittsfield, MA 01201	Michael P. Daly

BOLT, Inc.	North Middlesex Savings Bank, P.O. Box 469, Ayer, MA 01432	Walter Dwyer

Brookline Securities Corp.	Brookline Bank, 131 Clarendon Street, Boston, MA 02116	Paul A. Perrault

BSSB Corp	Baystate Savings Bank, 28-30 Franklin Street, Worcester, MA 01608	Peter B. Alden

Cedric Corporation	Bank of Canton, 490 Turnpike Street, Canton, MA 02021	Stephen P. Costello

Eastern Bank	265 Franklin Street, Boston, MA 02110	James Fitzgerald

Easthampton Savings Bank	P.O. Box 351, Easthampton, MA 01027	Matthew Sosik

Florence Savings Eagles, Inc.	Florence Savings Bank, P.O. Box 60700, Florence, MA 01062	John F. Heaps, Jr.

Marlbro-Hudston, Inc.	Marlborough Savings Bank, P.O. Box 19, Marlborough, MA 01752	Richard K. Bennett

Merrimac Industries, Inc.	Lowell Five Cent Savings Bank, P.O. Box 440, Lowell, MA 01852	David E. Wallace

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Middlesex Savings Bank	P.O. Box 5210, Westborough, MA 01580	Michael G. McAuliffe

People's United Financial, Inc.	850 Main Street, Bridgeport, CT 06604	Michael Ciborowski

Polo Enterprises, Inc.	Dedham Institution for Savings, P.O. Box 9107, Dedham, MA 02026	Peter Brown

Real/Property, Inc.	Eastern Bank, 265 Franklin Street, Boston, MA 02110	James Fitzgerald

TNOP, Inc.	PeoplesBank, 330 Whitney Avenue, Holyoke, MA 01040	Thomas W. Senecal

Watertown Savings Bank	60 Main Street, Watertown, MA 02472	Ronald D. Dean

WSB Development Corp	Country Bank for Savings, 75 Main Street, Ware, MA 01082	Paul F. Scully

Thomas Forese, Jr.	5 Martin Louis Way, Stoneham, MA 02180	Thomas Forese, Jr.

Kenneth G. Y. Grant	16 Williams Terrace, Swampscott, MA 01907	Kenneth G. Y. Grant

Christopher Hulse	10 Enon Road, Wenham, MA 01984	Christopher Hulse

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